John Hancock Variable Insurance Trust

Supplement dated July 18, 2013

to the Prospectus dated April 29, 2013

Core Fundamental Holdings Trust

Core Global Diversification Trust

Fundamental Holdings Trust

Global Diversification Trust

Disciplined Diversification Trust

Core Allocation Plus Trust

All Cap Value Trust

Smaller Company Growth Trust

Fund Reorganizations

On June 26, 2013, the Board of Trustees of John Hancock Variable Insurance Trust (the “Trust”) approved an Agreement and Plan of Reorganization providing for the following reorganizations:

Acquired Fund	Acquiring Fund
1. Core Fundamental Holdings Trust	Core Strategy Trust
2. Core Global Diversification Trust	Core Strategy Trust
3. Fundamental Holdings Trust	Core Strategy Trust
4. Global Diversification Trust	Core Strategy Trust
5. Disciplined Diversification Trust	Core Strategy Trust
6. Core Allocation Plus Trust	Core Strategy Trust
7. All Cap Value Trust	Fundamental Large Cap Value Trust
8. Smaller Company Growth Trust	Small Cap Opportunities Trust

A meeting of the shareholders of each Acquired Fund has been scheduled for Thursday, October 10, 2013 to seek approval of the respective reorganization. Subject to regulatory and shareholder approval, each reorganization is scheduled to occur immediately after the close of business on Friday, December 6, 2013. The consummation of each reorganization is not contingent upon the consummation of any other reorganization.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.